U.S. Card Member Loans	Exhibit 99.1

Ending U.S. Card Member loans:	Jun.30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016*
U.S. Consumer
Loans held for investment	$51,812	$51,851	$52,661	$52,160	$52,551	$53,818	$43,496	$42,474	$41,697	$42,432	$42,965	$44,174	$44,594
Loans held for investment related to Costco and JetBlue**	12,582	12,476	12,579	12,164	12,055	12,329	-	-	-	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$39,230	$39,375	$40,082	$39,996	$40,496	$41,489	$43,496	$42,474	$41,697	$42,432	$42,965	$44,174	$44,594
Total loans held for investment, growth versus prior year	7%	6%	7%	7%	7%	7%	(18)%	(17)%	(15)%	(16)%	(15)%	(15)%	(14)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	7%	7%	8%	8%	9%	9%	10%	11%	12%	12%	12%	13%	14%
Loans held for sale related to Costco and JetBlue**	$-	$-	$-	$-	$-	$-	$12,755	$11,789	$10,901	$9,745	$9,603	$9,582	$-

*	Preliminary.
**	Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.

Ending U.S. Card Member loans:	Jun 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016*
U.S. Small Business
Loans held for investment	$9,919	$9,917	$9,970	$9,973	$10,195	$10,126	$7,951	$8,042	$7,970	$8,268	$8,438	$8,530	$8,644
Loans held for investment related to Costco and JetBlue**	2,413	2,387	2,377	2,292	2,288	2,295	-	-	-	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$7,505	$7,531	$7,594	$7,681	$7,907	$7,831	$7,951	$8,042	$7,970	$8,268	$8,438	$8,530	$8,644
Total loans held for investment, growth versus prior year	9%	9%	8%	9%	10%	8%	(16)%	(15)%	(15)%	(14)%	(14)%	(15)%	(13)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	10%	10%	10%	12%	13%	12%	13%	13%	12%	13%	14%	13%	15%
Loans held for sale related to Costco and JetBlue**	$-	$-	$-	$-	$-	$-	$2,345	$2,200	$2,063	$2,032	$2,024	$2,008	$-

*	Preliminary.
**	Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.

Ending U.S. Card Member loans:	Jun. 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016*
Total U.S. Consumer and Small Business
Loans held for investment	$61,731	$61,768	$62,631	$62,133	$62,746	$63,944	$51,446	$50,516	$49,666	$50,699	$51,403	$52,704	$53,238
Loans held for investment related to Costco and JetBlue**	14,996	14,863	14,955	14,456	14,343	14,624	-	-	-	-	-	-	-
Total loans held for investment excluding loans related to Costco and JetBlue	$46,735	$46,905	$47,676	$47,677	$48,404	$49,320	$51,446	$50,516	$49,666	$50,699	$51,403	$52,704	$53,238
Total loans held for investment, growth versus prior year	7%	7%	7%	7%	8%	7%	(18)%	(16)%	(15)%	(15)%	(15)%	(15)%	(14)%
Total loans held for investment excluding loans related to Costco and JetBlue, growth versus prior year	8%	8%	8%	9%	10%	10%	10%	11%	12%	12%	12%	13%	14%
Loans held for sale related to Costco and JetBlue**	$-	$-	$-	$-	$-	$-	$15,100	$13,988	$12,964	$11,777	$11,627	$11,590	$-

*	Preliminary.
**	Note: Costco and JetBlue loans reclassified as held for sale as of December 2015. The Costco and JetBlue portfolios were sold as of June 17, 2016 and March 18, 2016, respectively.

Delinquency and Write-off Rate Statistics:***	Jun. 30, 2015	Jul. 31, 2015	Aug. 31, 2015	Sept. 30, 2015	Oct. 31, 2015	Nov. 30, 2015	Dec. 31, 2015	Jan. 31, 2016	Feb. 29, 2016	Mar. 31, 2016	Apr. 30, 2016	May 31, 2016	Jun. 30, 2016*
U.S. Consumer
30 days past due loans as a % of total loans	0.9%	0.9%	0.9%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0.9%	0.9%	1.1%
Net write-off rate - principal only	1.3%	1.3%	1.3%	1.2%	1.4%	1.5%	1.4%	1.4%	1.4%	1.5%	1.5%	1.6%	1.3%

U.S. Small Business
30 days past due loans as a % of total loans	0.9%	0.9%	0.9%	1.0%	1.0%	1.0%	1.1%	1.0%	1.1%	1.0%	1.0%	1.0%	1.1%
Net write-off rate - principal only	1.2%	1.4%	1.4%	1.1%	1.3%	1.2%	1.2%	1.4%	1.4%	1.4%	1.4%	1.3%	1.2%

*	Preliminary.
***	All credit metrics for total loans held for investment. Costco and JetBlue loans reclassified as held for sale as of December 2015.